UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2008

VANGENT, INC.
(Exact name of registrant as specified in charter)

Delaware	333-145355	20-1961427
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification No.)

4250 North Fairfax Drive
Suite 1200
Arlington, Virginia 22203		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 284-5600

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On August 12, 2008, Vangent, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 28, 2008. The Company also announced the schedule for a conference call and web cast on the same date.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.   A reconciliation between certain non-GAAP financial measures and reported financial results is provided as an attachment to this press release.

The information contained in this Form 8-K, including the attached exhibit, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item  5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2008, the Company issued a press release announcing the resignation of senior vice president and chief financial officer Christine Bailey, effective August 13, 2008.

A copy of the Company’s press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 12, 2008, announcing the Company’s financial results for the three and six months ended June 28, 2008.
99.2	Press Release, dated August 8, 2008, announcing resignation of the Company’s senior vice president and chief financial officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGENT, Inc.

Date: August 12, 2008	/s/ Kevin T. Boyle
Kevin T. Boyle
Senior Vice President,
General Counsel and Secretary